SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                         CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         June 27, 2016
                         Date of Report
               (Date of Earliest Event Reported)

                 FINN POWER ENERGY CORPORATION.
        (Exact Name of Registrant as Specified in its Charter)

               PEARL ISLAND ACQUISITION CORPORATION
          (Former Name of Registrant as Specified in its Charter)

Delaware                    000-55629                   81-2141389
(State or other      (Commission File Number)         (IRS Employer
jurisdiction         	                             Identification No.)
of incorporation)

                     Graha BIP 3rd Floor
                Jl. Jend. Gatot Subroto Kav. 23
                   Jakarta 12930, Indonesia
         (Address of principal executive offices) (zip code)

                      63-32-3902 6491
        (Registrant's telephone number, including area code

                      215 Apolena Avenue
               Newport Beach, California 92662
          (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On June 28, 2016, Finn Power Energy Corporation (formerly Pearl Island Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 91% of the total outstanding 5,500,000 shares of common stock as follows:

               4,900,000 shares         Franky Yason
                  100,000 shares        Sony Harsono Haribowo

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01   Changes in Control of Registrant

  On June 27, 2016, the following events occurred which resulted in a change of control of the Registrant:

  1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1950.

  2.   The then current officers and directors resigned.

  3.   New officer(s) and director(s) were appointed and elected.

  The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on May 2, 2016 as amended and supplemented by the information contained in this report.

  The Registrant anticipates that it will be involved in the energy industry through acquisition of a private company or development of its business plan including construction and development of hydro electric and coal fired steam power plants in Indonesia.

ITEM 5.02   Departure of Directors or Principal Officers;
	    Election of Directors

  On June 27, 2016 the following events occurred:

       James M. Cassidy resigned as the Registrant's president, secretary and director.

       James McKillop resigned as the Registrant's vice president and director.

       Franky Yason and Sony Harsono Haribowo were named directors of the Registrant.

       Franky Yason was appointed President and Treasurer of the Registrant.

  Franky Yason, serves as a director and the sole officer of the Registrant. Mr. Yason received his Bachelor of Economics in Indonesia in 2001 from the Institute of Economic Science in Palu, Indonesia. From 1999 to the present. Mr. Yason has worked in several industries: tire importer and distributor, woodworking machinery, and coal mining. From 2014 to the present, Mr. Yason has been a Director of SOMA Group, involved with coal fired power plant, hydro electric power plant and other power generation development in Indonesia.

  Sony Harsono Haribowo serves as a director of the Registrant. In 1989, Mr. Haribowo received a B.S. in business administration from United States International University, San Diego, California and in 1992, received an M.B.A. in International Business from University of La Jolla, San Diego, California. From 2006 to 2012, Mr. Haribowo served as the Director of Business Development Investment Bank located in Indonesia, Malaysia and Singapore. From 2013 to the present, Mr. Haribowo has worked as a business and financial consultant in Southeast Asia and the United States.

                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                           .
                           FINN POWER ENERGY CORPORATION

Date: June 28, 2016
                           /s/ Franky Yason
                             President